ENTREPRENEUER GROWTH CAPITAL

505 PARK AVENUE NEW YORK, NY 10022

January 29, 2014

Jacqueline M. Lemke

Vice President Finance

Chief Financial Officer

Bioanalytical Systems lnc.

Purdue Research Park

2701 Kent A venue

West Lafayette, IN 47906

Re:       Waiver- Net Worth Covenant

Dear Ms. Lemke:

We refer you to that certain Loan and Security Agreement between Bioanalytical Systems, Inc. ("Borrower") and Entrepreneur Growth Capital, LLC ("Lender") dated on or about January 11, 2010 (the "Agreement"). All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Agreement.

This letter shall serve to confirm that Lender hereby waives Borrower's compliance with the tangible net worth covenant set forth in Section 4.15 of the Loan Agreement for the period ending December 31, 2013. Borrower understands that the waiver set forth herein shall apply only for the stated period.

Borrower agrees to pay Lender a fee in the amount of $500.00 as consideration for the aforesaid waiver and documentation of this letter agreement, which fee will be automatically charged to Borrower's revolving loan account.

Except as hereby or heretofore amended or supplemented, the Agreement shall remain in full force and effect in accordance with its original terms and conditions.

If the foregoing correctly sets forth you and our understanding, please execute the enclosed copy of this letter in the spaces provided below and return such fully executed copy to the undersigned as soon as possible.

This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. An executed facsimile of this Amendment shall be deemed to be a valid and binding agreement between the parties hereto.

Very tru1y yours,

ENTREPRENEUR GROWTH

CAPITALLLC

as Lender

By: _____________________________

Name: Charles L. Bert

Title:   Vice President

BJOANALYTICAL SYSTEMS, INC.
as Borrower

By: _____________________________
Name:	Jacqueline M. Lemke
Title:	Vice President - Finance
Chief Financial Officer

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